united states
securities and exchange commission

Washington, D.C. 20549

form 8-k/A

current report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 16, 2015

Royal Hawaiian Orchards, L.P.
(Exact name of registrant as specified in its charter)

Delaware	001-9145	99-0248088
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

688 Kinoole Street, Suite 121, Hilo, Hawaii	96720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	808-747-8471

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

As previously reported on a Current Report on Form 8-K, filed on June 22, 2015 (the “Initial Report”), Royal Hawaiian Orchards, L.P., a Delaware limited partnership (“the Partnership”), closed the transactions contemplated by the previously announced Acquisition Agreement dated as of April 13, 2015 (the “Acquisition Agreement”), with Geyser Asset Management, a Delaware corporation, as agent for the tenant in common investors (collectively, the “Owners”). Pursuant to the Acquisition Agreement, the Partnership acquired from the Owners approximately 736 acres of land (the “Becker Orchards”), including approximately 641 acres of macadamia nut trees, windbreak trees, and certain rights, easements, and benefits appurtenant to the Becker Orchards. This report amends the Initial Report to provide financial statements and pro forma financial information of the acquired property in accordance with Item 9.01 of Form 8-K.

We are filing this Current Report on Form 8-K/A (“Form 8-K/A”) to satisfy the requirement of Rule 8-06 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of one or more properties since January 1, 2015, that are significant to the Partnership. As a result of such acquisition, the Partnership is providing historical and pro forma financial information for the year ended December 31, 2014, and for the six months ended June 30, 2015, in accordance with Rule 8-06 of Regulation S-X.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Real Property Acquired.

The Independent Auditors’ Report, the audited Statement of Revenue of the Becker Orchards for the year ended December 31, 2014, and the unaudited Statement of Revenue of the Becker Orchards for the three months ended March 31, 2015, are filed as Exhibit 99.1 to this Form 8-K/A and are incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated statements of operations and comprehensive loss for the year ended December 31, 2014, and for the six months ended June 30, 2015, of Royal Hawaiian Orchards, L.P. are filed as Exhibit 99.2 to this Form 8-K/A and are incorporated herein by reference.

(c)	Not applicable.

(d)	Exhibits.

Exhibit No.	Description

99.1	Financial Statements of Real Property Acquired under Rule 8-06 of Regulation S-X – Becker Orchards

Independent Auditors’ Report

Statements of Revenue of the Becker Orchards for the Three Months Ended March 31, 2015 (unaudited), and Year Ended December 31, 2014.

Notes to the Statements of Revenue of the Becker Orchards for the Three Months Ended March 31, 2015 (unaudited), and Year Ended December 31, 2014.

99.2	Unaudited Pro Forma Condensed Consolidated Financial Statements – Royal Hawaiian Orchards, L.P.

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss of Royal Hawaiian Orchards, L.P. for the Six Months Ended June 30, 2015.

Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss of Royal Hawaiian Orchards, L.P. for the Year Ended December 31, 2014.

Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Loss of Royal Hawaiian Orchards, L.P. for the Six Months Ended June 30, 2015, and Year Ended December 31, 2014.

signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Hawaiian Orchards, L.P.
(Registrant)

Date: August 31, 2015	By:	Royal Hawaiian Resources, Inc., its Managing General Partner

		By:	/s/ Scott C. Wallace
		Name:	Scott C. Wallace
		Title:	President and Chief Executive Officer

3